Exhibit 10.1

AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT
This AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of February 5, 2015 (this “Amendment No. 1”), is by and among BRIXMOR OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”). Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of July 16, 2013 (the “Credit Agreement”), by and among the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.
RECITALS
WHEREAS, the Borrower has requested that the Credit Agreement be amended to release the Parent Guarantors from their respective obligations under the Parent Guaranty, and the Lenders are willing to so amend the Credit Agreement as set forth herein; and
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.    AMENDMENTS TO CREDIT AGREEMENT. As of the Amendment Effective Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

1.1    Amendments to Section 1.01.

(a)The definition of “Guaranties” set forth in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

““Guaranties” means, collectively, any Subsidiary Guaranty (and each individually a “Guaranty”).”
(b)    The definition of “Guarantors” set forth in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

““Guarantors” means, subject to release as provided in Section 5.10(a), any Additional Subsidiary Guarantor, if it provides a Subsidiary Guaranty pursuant to Section 5.10(a).”
(c)    The definitions of “Parent Guarantors” and “Parent Guaranty” set forth in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.

(d)    Section 1.01 of the Credit Agreement is amended by adding the following new definition of “Parent Companies” immediately after the definition of “Ownership Share”:

““Parent Companies” means the Limited Partner and the General Partner.”
(e)    The definition of “Subsidiary Guaranty” set forth in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

““Subsidiary Guaranty” means, collectively, any Guaranty in substantially the form of Exhibit F that may be executed and delivered after the Effective Date by an Additional Subsidiary Guarantor in accordance with Section 5.10(a).

(f)    The definition of “Total Secured Indebtedness” set forth in Section 1.01 of the Credit Agreement is amended by deleting the words “or Section 5.10(b)” at the end of such definition.

1.2    Amendments to Articles I, III, V, VI and VII Regarding Parent Guarantors. Each of the definitions of “Material Adverse Effect” and “Material Indebtedness” in Section 1.01 of the Credit Agreement and each of Sections 3.01, 3.03, 3.05, 3.06, 3.07, 3.08, 3.09, 3.12, 5.02(b), 5.03, 5.04, 5.05, 5.06, 5.07, 6.02, 6.04, 7.01(f), 7.01(g), 7.01(h), 7.01(i), 7.01(j) and 7.01(k) of the Credit Agreement are amended by (a) deleting the words “Parent Guarantor” each time they appear in such definition or section and substituting the words “Parent Company” in place thereof and (b) deleting the words “Parent Guarantors” each time they appear in such definition or section and substituting the words “Parent Companies” in place thereof.

1.3    Amendment to Section 2.17. Section 2.17 of the Credit Agreement is amended by inserting the following new clause (j) after clause (i) thereof:

“(j)    FATCA Acknowledgement. For purposes of determining withholding Taxes imposed under FATCA, from and after February __, 2015, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”
1.4    Amendment to Section 5.10. Section 5.10 of the Credit Agreement is amended by deleting paragraphs (b) and (c) of Section 5.10 in their entirety and relabeling the current paragraph (d) of Section 5.10 as paragraph (b).

1.5    Amendment to Section 9.02. Clause (vii) of the first proviso to Section 9.02(b) of the Credit Agreement is amended by deleting the words “release either of the Parent Guarantors from its obligations under the Parent Guaranty, or” in their entirety.

1.6    Amendment to Exhibits. The exhibits to the Credit Agreement are amended by adding a new Exhibit F in the form attached hereto as Annex I.

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Lenders and Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to the Lenders and Administrative Agent that the following statements are true, correct and complete:
(i)    the Borrower has the requisite power and authority to make, deliver and perform its obligations under this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1 (the “Amended Agreement”, and together with this Amendment No. 1, the “Amendment Documents”);
(ii)    the execution, delivery and performance of the Amendment Documents are within the Borrower’s partnership powers and have been duly authorized by all necessary partnership or other organizational action on the part of the Borrower;
(iii)    the execution, delivery and performance of this Amendment No. 1 (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent Companies, the Borrower or any of its Subsidiaries or any order, judgment or decree of any Governmental Authority, except for any violation of any applicable law or regulation that would not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Parent Companies, the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent Companies, the Borrower or any of its Subsidiaries, except for any violation or default that would not reasonably be expected to have a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Parent Companies, the Borrower or any of its Subsidiaries;
(iv)    each of the Amendment Documents has been duly executed and delivered by the Borrower and constitutes legal, valid and binding obligation of Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);
(v)    the representations and warranties made or deemed made by the Borrower in any Loan Document are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on the Amendment Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on and as of such earlier date); and
(vi)    no Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1.
SECTION 3.    RELEASE OF THE PARENT GUARANTORS

As of the Amendment Effective Date, the Administrative Agent and each of the Lenders hereby (a) agree that the Parent Guaranty is terminated and is of no further force and effect and (b) release and forever discharge each of the Parent Guarantors from any obligations it may have to the Administrative Agent and Lenders as a Guarantor under the Parent Guaranty.
SECTION 4.    CONDITIONS TO EFFECTIVENESS
This Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Amendment Effective Date”):
(a)    The Borrower, the Administrative Agent and each of the Lenders shall have indicated their consent to this Amendment No. 1 by the execution and delivery of the signature pages hereto to the Administrative Agent.

(b)The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 9.03 of the Credit Agreement) that are due and payable in connection with this Amendment No. 1.

SECTION 5.    MISCELLANEOUS

(a)    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)    On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
(ii)    Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.
(iv)    This Amendment No. 1 shall constitute a Loan Document.
(b)    Headings. Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

(c)Applicable Law. THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d)Counterparts; Effectiveness. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

BRIXMOR OPERATING PARTNERSHIP LP

By:	Brixmor OP GP LLC, its general partner

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

LENDERS:

J.P. MORGAN CHASE BANK, N.A.,
as Administrative Agent and as Lender

By:	/s/Mohammad S. Hasan
Name:	Mohammad S. Hasan
Title:	Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

BANK OF AMERICA, N.A.

By:	/s/Ann E. Kenzie
Name:	Ann E. Kenzie
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/Bryan Gregory
Name:	Bryan Gregory
Title:	Director

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

BARCLAYS BANK PLC

By:	/s/Christine Aharonian
Name:	Christine Aharonian
Title:	Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

CITIBANK, N.A.

By:	/s/John C. Rowland
Name:	John C. Rowland
Title:	Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/J.T. Johnston Coe
Name:	J.T. Johnston Coe
Title:	Managing Director

By:	/s/Joanna Soliman
Name:	Joanna Soliman
Title:	Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

ROYAL BANK OF CANADA

By:	/s/Joshua Freedman
Name:	Joshua Freedman
Title:	Authorized Signatory

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/Brian P. Kelly
Name:	Brian P. Kelly
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

UBS AG, STAMFORD BRANCH

By:	/s/Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

MUFG UNION BANK, N.A.

By:	/s/Andrew Agius
Name:	Andrew Agius
Title:	Associate

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

SUNTRUST BANK

By:	/s/Bryan P. McFarland
Name:	Bryan P. McFarland
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

REGIONS BANK

By:	/s/Lori Chambers
Name:	Lori Chambers
Title:	Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

KEYBANK NATIONAL ASSOCIATION

By:	/s/Jennifer L. Power
Name:	Jennifer L. Power
Title:	Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/Gary D. Houston
Name:	Gary D. Houston
Title:	Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

BRANCH BANKING AND TRUST COMPANY

By:	/s/Eric Searls
Name:	Eric Searls
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

THE BANK OF NEW YORK MELLON

By:	/s/Rick Laudisi
Name:	Rick Laudisi
Title:	Managing Director

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

CAPITAL ONE, NATIONAl ASSOCIATION

By:	/s/Frederick H. Denecke
Name:	Frederick H. Denecke
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

RBS CITIZENS BANK, N.A.

By:	/s/Craig Aframe
Name:	Craig Aframe
Title:	U.P.

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/Hideo Notsu
Name:	Hideo Notsu
Title:	Executive Director

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

TD BANK, N.A.

By:	/s/Anthony A. Filorimo
Name:	Anthony A. Filorimo
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

HUNTINGTON NATIONAL BANK

By:	/s/Marla S Bergrin
Name:	Marla S. Bergrin
Title:	Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

RAYMOND JAMES BANK, N.A.

By:	/s/James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/Matthew T. Mathis
Name:	Matthew T. Mathis
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Revolving Credit and Term Loan Agreement]

EXHIBIT F                                                ANNEX I

FORM OF
SUBSIDIARY GUARANTY

THIS    GUARANTY ("Guaranty") is executed as of    [______________], by
[________________], (the "Guarantor"), for the benefit of JPMORGAN CHASE BANK, N.A.,
("Administrative Agent"), in its capacity as the administrative agent for the Lenders under the Loan Agreement defined below, for the benefit of itself and such Lenders. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement defined below.

RECITALS

A. Brixmor Operating Partnership LP, a Delaware limited partnership ("Borrower"), Administrative Agent and the Lenders have entered into that certain Revolving Credit and Term Loan Agreement dated as of July 16, 2013, as amended (as amended and in effect from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make available to Borrower Loans and certain other financial accommodations on the terms and conditions set forth in the Loan Agreement.

B.    Pursuant to Section 5.10(a) of the Loan Agreement, Borrower has elected that the
Guarantor become an Additional Subsidiary Guarantor (as defined therein).

C.    The .Guarantor is a subsidiary of Borrower and will directly benefit from the
Lenders' making the Loans and other financial accommodations to Borrower.

AGREEMENT

NOW, THEREFORE, as an inducement to the Lenders to continue extending credit and other financial accommodations to Borrower, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Guarantor agrees with Administrative Agent, for the benefit of the Lenders, as follows:

Section I. Guaranty of Obligations. The Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Administrative Agent, for the benefit of the Lenders, jointly and severally with all existing and future guarantors of the Obligations, the payment and performance of the Obligations as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity or otherwise. The Guarantor hereby absolutely, irrevocably and unconditionally covenants and agrees that it is liable, jointly and severally with all existing and future guarantors of the Obligations, for the Obligations as a primary obligor, and that the Guarantor shall fully perform each and every term and provision hereof. This Guaranty is a guaranty of payment and not of collection only. Administrative Agent shall not be required to exhaust any right or remedy or take any action against Borrower or any other person or entity. The Guarantor agrees that, as between the Guarantor and Administrative Agent and the Lenders, the Obligations may be declared to be due and payable for the purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any declaration as regards Borrower and that in the event of a declaration or attempted declaration, the Obligations shall immediately become due and payable by the Guarantor for the purposes of this Guaranty. Without limiting the generality of the foregoing, the Guarantor, and by its acceptance of this Guaranty, Administrative Agent, for the benefit of the Lenders, hereby confirms that the parties intend that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law (as defined below), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal, state or foreign law to the extent applicable to this Guaranty. In furtherance of that intention, the liabilities of the Guarantor under this Guaranty (the "Liabilities") shall be limited to the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of the Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other person with respect to the Liabilities, result in the Liabilities of the Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal, state or foreign law for the relief of debtors. This paragraph with respect to the maximum liability of the Guarantor is intended solely to preserve the rights of the Administrative Agent, for the benefit of the Lenders, to the maximum extent not subject to avoidance under applicable law, and neither the Guarantor nor any other person or entity shall have any right or claim under this paragraph with respect to such maximum liability, except to the extent necessary so that the obligations of the Guarantor hereunder shall not be rendered voidable under applicable law. The Guarantor agrees that the Obligations may at any time and from time to time exceed the maximum liability of the Guarantor without impairing this Guaranty or affecting the rights and remedies of the Administrative Agent on behalf of the Lenders, hereunder, provided that, nothing in this sentence shall be construed to increase the Guarantor's obligations hereunder beyond its maximum liability.

Section 2. Guaranty Absolute. The Guarantor guarantees that the Obligations shall be paid strictly in accordance with the terms of the Loan Documents. The liability of the Guarantor under this Guaranty is absolute and unconditional irrespective of: (a) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the terms of any Loan Document, including any increase or decrease in the rate of interest thereon; (b) any release or amendment or waiver of, or consent to departure from, or failure to act by Administrative Agent or the Lenders with respect to, any other guaranty or support document, or any exchange, release or non-perfection of, or failure to act by Administrative Agent or the Lenders with respect to, any collateral, for all or any of the Obligations; (c) any present or future law, regulation or order of any jurisdiction (whether of right or in fact) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any term of the Obligations or any Loan Document; (d) any change in the corporate existence, structure, or ownership of Borrower; (e) without being limited by the foregoing, any lack of validity or enforceability of any Loan Document; and (f) any other setoff, recoupment, defense or counterclaim whatsoever (in any case, whether based on contract, tort or any other theory) with respect to the Loan Documents or the transactions contemplated thereby which might constitute a legal or equitable defense available to, or discharge of, Borrower or a guarantor, other than the payment in full of the Obligations.

Section 3. Guaranty Irrevocable. This Guaranty is a continuing guaranty of the payment of all Obligations now or hereafter existing and shall remain in full force and effect until this Guaranty is terminated pursuant to Section 17 hereof.

Section 4. Waiver of Certain Rights and Notices. To the fullest extent not prohibited by applicable law, except as specifically provided herein, the Guarantor hereby waives and agrees not to assert or take advantage of (a) any right to require Administrative Agent or any Lender to proceed against or exhaust its recourse against Borrower, any other guarantor or endorser, or any security or collateral held by Administrative Agent (for the benefit of Lenders) at any time or to pursue any other remedy in its power before proceeding against Guarantor hereunder; (b) the defense of the statute of limitations in any action hereunder; (c) any defense that may arise by reason of (i) the incapacity, lack of authority, death or disability of Borrower, the Guarantor or any other or others, (ii) the revocation or repudiation hereof by the Guarantor or the revocation or repudiation of any of the Loan Documents by Borrower or any other or others, (iii) the failure of Administrative Agent (on behalf of the Lenders) to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of Borrower or any other or others, (iv) the unenforceability in whole or in part of any Loan Document, (v) Administrative Agent's election (on behalf of the Lenders), in any proceeding instituted under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy Code, or (vi) any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code; (d) presentment, demand for payment, protest, notice of discharge, notice of acceptance of this Guaranty, and indulgences and notices of any other kind whatsoever; (e) any defense based upon an election of remedies by Administrative Agent (on behalf of the Lenders) which destroys or otherwise impairs the subrogation rights of the Guarantor or the right of the Guarantor to proceed against Borrower for reimbursement, or both; (f) any defense based upon any taking, modification or release of any collateral or other guarantees, or any failure to perfect any security interest in, or the taking of or failure to take any other action with respect to any collateral securing payment or performance of the Obligations; (g) any right to require marshaling of assets and liabilities, sale in inverse order of alienation, notice of acceptance of this Guaranty and of any obligations to which it applies or may apply; and (h) any rights or defenses based upon an offset by the Guarantor against any obligation now or hereafter owed to the Guarantor by Borrower; provided, however, that this Section 4 shall not constitute a waiver on the part of the Guarantor of any defense of payment. The Guarantor shall remain liable hereunder to the extent set forth herein, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of the Guarantor, until the termination of this Guaranty under Section 3.

Section 5. Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lenders on the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though the payment had not been made, whether or not Administrative Agent is in possession of the Guaranty; provided, however, that no such reinstatement shall occur if this Guaranty has terminated pursuant to Section 17(b) hereof.

Section 6. Subrogation. The Guarantor shall not exercise any rights which it may acquire by way of subrogation, by any payment made under this Guaranty or otherwise, until all the Obligations have been paid in full and the Loan Documents are no longer in effect. If any amount is paid to the Guarantor on account of subrogation rights under this Guaranty at any time when all the Obligations have not been paid in full, the amount shall be held in trust for the benefit of the Lenders and shall be promptly paid to Administrative Agent, for the benefit of the Lenders, to be credited and applied to the Obligations, whether matured or unmatured or absolute or contingent, in accordance with the terms of the Loan Documents. If the Guarantor makes payment to Administrative Agent, for the benefit of the Lenders, of all or any part of the Obligations and all the Obligations are paid in full and the Loan Documents are no longer in effect, Administrative Agent shall, at the Guarantor's request, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of the interest in the Obligations resulting from the payment.

Section 7. Subordination. Without limiting Administrative Agent's rights under any other agreement, any liabilities owed by Borrower to the Guarantor in connection with any extension of credit or financial accommodation by the Guarantor to or for the account of Borrower, including but not limited to interest accruing at the agreed contract rate after the commencement of a bankruptcy or similar proceeding, are hereby subordinated to the Obligations, and such liabilities of Borrower to the Guarantor, if Administrative Agent so requests, shall be collected, enforced and received by the Guarantor as trustee for the Lenders and shall be paid over to Administrative Agent, for the benefit of the Lenders, on account of the Obligations but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

Section 8. Certain Taxes. The Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein as provided in Section 2.17 of the Loan Agreement.

Section 9. Representations and Warranties. The Guarantor represents and warrants that:

(a) (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, (ii) the execution, delivery and performance of this Guaranty are within the Guarantor's corporate, limited liability company or other organizational powers and have been duly authorized by all necessary corporate, limited liability company or other organizational action, (iii) this Guaranty has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (iv) the execution, delivery and performance of this Guaranty by the Guarantor (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (B) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Guarantor or any order of any Governmental Authority, except for any violation of any applicable law or regulation that would not reasonably be expected to have a Material Adverse Effect, (C) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Guarantor or its assets, or give rise to a right thereunder to require any payment to be made by the Guarantor, except for any violation or default that would not reasonably be expected to have a Material Adverse Effect, and (D) will not result in the creation or imposition of any Lien on any asset of the Guarantor; and

(b) in executing and delivering this Guaranty, the Guarantor has (i) without reliance on Administrative Agent or any Lender or any information received from Administrative Agent or any Lender and based upon such documents and information it deems appropriate, made an independent investigation of the transactions contemplated hereby and Borrower, Borrower's business, assets, operations, prospects and condition, financial or otherwise, and any circumstances which may bear upon such transactions, Borrower or the obligations and risks undertaken herein with respect to the Obligations; (ii) adequate means to obtain from Borrower on a continuing basis information concerning Borrower; (iii) full and complete access to the Loan Documents and any other documents executed in connection with the Loan Documents; and (iv) not relied and will not rely upon any representations or warranties of Administrative Agent or any Lender not embodied herein or any acts heretofore or hereafter taken by Administrative Agent or any Lender (including but not limited to any review by Administrative Agent or any Lender of the affairs of Borrower).

Section 10. Covenants. The Guarantor will perform and comply with all covenants applicable to the Guarantor, or which Borrower is required to cause the Guarantor to comply with, under the terms of the Loan Agreement or any of the other Loan Documents as if the same were more fully set forth herein.

Section 11. Remedies Generally. The remedies provided in this Guaranty are cumulative and not exclusive of any remedies provided by law.

Section 12. Setoff. If a Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, and to the extent permitted under Section 9.08 of the Loan Agreement, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Guarantor against any of and all the Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Guaranty and although such Obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

Section 13. Formalities. The Guarantor waives presentment, demand, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any of the Obligations and any other formality with respect to any of the Obligations or this Guaranty.

Section 14. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor therefrom, shall be effective unless it is in writing and signed by Administrative Agent, and then the waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Administrative Agent to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver or preclude any other or further exercise thereof or the exercise of any other right.

Section 15. Expenses. The Guarantor shall reimburse Administrative Agent and the Lenders on demand for all costs, expenses and charges incurred by Administrative Agent and the Lenders in connection with the performance or enforcement of this Guaranty, subject, in each case, to the terms and limitations set forth in Section 9.03 of the Loan Agreement. The obligations of the Guarantors under this Section shall survive the termination ofthis Guaranty.

Section 16. Assignment. This Guaranty shall be binding on, and shall inure to the benefit of the Guarantor, Administrative Agent, the Lenders and their respective successors and assigns; provided that the Guarantor may not assign or transfer its rights or obligations under this Guaranty except as provided in the Loan Agreement. Without limiting the generality of the foregoing, Administrative Agent and each Lender may assign, sell participations in or otherwise transfer its rights under the Loan Documents to any other person or entity in accordance with the terms of the Loan Agreement, and the other person or entity shall then become vested with all the rights granted to Administrative Agent or such Lender, as applicable, in this Guaranty or otherwise.

Section 17. Termination. This Guaranty and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and the Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party upon (a) the payment in full of the obligations and other amounts payable under this Guaranty and the Loan Documents, or (b) the release of this Guaranty pursuant to Section 5.10 of the Loan Agreement, whereby the Administrative Agent shall, at the request and expense of Borrower and without the need for any consent or approval by the Lenders, execute and deliver an instrument to evidence any such release in a form reasonably acceptable to Borrower and Administrative Agent.

Section 18. Captions. The headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction of this Guaranty.

Section 19. Notices. All notices or other written communications hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or email, as follows:

(a)     if to the Guarantor, to it at [_________________________], Attention of
[_________________] (TelecopyNo. [________________]); and

(b)     if to Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 500 Stanton Christiana Road, Ops Building 2, 3rd Floor, Newark, DE 19713-2107, Attention of Taieshia Reefer (Telecopy No. (302) 634-4733), with a copy to JPMorgan Chase Bank, N.A., 383 Madison Avenue, 24th Floor, New York, NY 10179, Attention of Mohammad S. Hasan (Telecopy No. (646) 328-3040).

The Guarantor and Administrative Agent may change its address or telecopy number for notices and other communications hereunder by notice to the other party. All notices and other communications given to the Guarantor or Administrative Agent in accordance with the provisions of this Guaranty shall be deemed to have been given on the date of receipt.

Section 20. Governing Law: Jurisdiction: Consent to Service of Process.

(a) This Guaranty shall be construed in accordance with and governed by the law of the State ofNew York.

(b) Each party to this Guaranty hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District ofNew York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty, or for recognition or enforcement of any judgment, and each party to this Guaranty hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined solely in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Notwithstanding the foregoing, nothing in this Guaranty shall be deemed or operate to preclude (i) Administrative Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to realize on any security for the Obligations (in which case any party shall be entitled to assert any claim or defense other than any objection to the laying of venue of such action or the action having been brought in an inconvenient forum but including any claim or defense that this Section 20(b) would otherwise require to be asserted in a legal action or proceeding in a New York court), or to enforce a judgment or other court order in favor of Administrative Agent or any Lender, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York courts decline jurisdiction over any Person, or decline (or, in the case of the Federal District court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Section 20(b) would otherwise require to be asserted in a legal action or proceeding in a New York court) in any such action or proceeding.

(c) Each party to this Guaranty hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty in any court referred to in subsection (b) above. Each party to this Guaranty hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices herein. Nothing in this Guaranty will affect the right of any party to this Guaranty to serve process in any other manner permitted by law.

Section 21. Invalid Provisions. If any provision of this Guaranty is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Guaranty, such provision shall be fully severable and this Guaranty shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Guaranty, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Guaranty, unless such continued effectiveness of this Guaranty, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

Section 22. ENTIRETY. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY THE GUARANTOR EMBODY THE FINAL, ENTIRE AGREEMENT OF THE GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS EXECUTED BY THE GUARANTOR ARE INTENDED BY THE GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS HEREOF AND THEREOF, AND NO COURSE OF DEALING AMONG THE GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT EXECUTED BY THE GUARANTOR. THERE ARE NO ORAL AGREEMENTS BETWEEN THE GUARANTOR, ADMINISTRATIVE AGENT AND THE LENDERS.

Section 23. WAIVER OF RIGHT TO TRIAL BY JURY. THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT, ON BEHALF OF THE LENDERS, EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS

CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE GUARANTOR AND, BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT, ON BEHALF OF THE LENDERS, EACH (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND SUCH OTHER PARTY HAVE BEEN INDUCED TO EXECUTE OR ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[SIGNATURE PAGE FOLLOWS]

EXHIBIT F

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.

[GUARANTOR]

By:_________________________________
Name:
Title: